SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                             ----------------

                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): September 12, 1997


                    Savannah Foods & Industries, Inc.
     ---------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


      Delaware                    1-11420                 58-1089367
   ---------------       ------------------------    --------------------
   (State or other       (Commission File Number)        (IRS Employer
   jurisdiction of                                   Identification No.)
   incorporation)


        P.O. Box 339, Savannah, Georgia                    31402
   ------------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code:  (912) 234-1261


                              Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




          Item 5.   Other Events.

                    On September 12, 1997, Savannah Foods &
          Industries, Inc., a Delaware corporation (the
          "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Imperial Holly Corporation, a Texas corporation ("IHK"), and IHK Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of IHK ("Merger Sub"). Pursuant to and subject to the terms of the Merger Agreement, IHK will commence a cash tender offer (the "Offer") to purchase 50.1% of all outstanding shares (on a fully diluted basis) of common stock, par value $.25 per share, of the Company (the "Company Common Stock"), at a price of $20.25 per share, net to the seller in cash. The Offer is conditioned upon, among other things, the tender of at least 50.1% of the outstanding shares of Company Common Stock. Following the successful completion of the Offer, upon the terms and subject to the conditions contained in the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation. At the effective time of the Merger, each remaining issued and outstanding share of Company Common Stock (other than those held by IHK or any direct or indirect subsidiary of IHK) shall, subject to dissenters rights, be converted into the right to receive either (i) $20.25 of common stock, without par value, of IHK (the "IHK Common Stock"), subject to a collar of $13.25 to $17.25 per share of IHK Common Stock, or (ii) $20.25 in cash (the "Cash Consideration"), subject to proration. The aggregate number of shares of Company Common Stock to be converted into the right to receive IHK Common Stock pursuant to the Merger will be equal 30% of all outstanding shares of Company Common Stock at the time of the Merger; and the number of shares of Company Common Stock to be converted into the right to receive the Cash Consideration pursuant to the Merger will be equal to 19.9% of all outstanding shares of Company Common Stock at the time of the Merger. A copy of the Merger Agreement is attached as Exhibit 99.8 hereto and is incorporated herein by reference.

                    Consummation of the Merger is subject to certain conditions, including, among other things, approval by the stockholders of the Company, expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of the registration statement relating to the shares of IHK Common Stock to be issued in connection with the Merger and the listing of such shares. IHK has received a commitment letter from Lehman Brothers Commercial Paper Inc. for the funds necessary to consummate the Offer and the Merger.

                    Prior to executing the Merger Agreement, on September 12, 1997 the Company terminated the Agreement and Plan of Merger, dated as of July 14, 1997 (the "Flo-Sun Merger Agreement"), among XSF Holdings, Inc., DXE Merger Corp., Flo-Sun Incorporated ("Flo-Sun") and the Company. Pursuant to the terms of the Flo-Sun Merger Agreement, the Company paid Flo-Sun a termination fee equal to $5,000,000 and is obligated to reimburse Flo-Sun for up to $3,000,000 in expenses.

                    In addition, the Company entered into an amendment, dated as of September 12, 1997 (the "Second Rights Agreement Amendment"), to its Rights Agreement, dated as of March 31, 1989, as amended as of July 14, 1997, for the purpose of excluding IHK and Merger Sub from the definition of Acquiring Person as a result of the approval, execution or delivery of the Merger Agreement or consummation of the transactions contemplated thereby. A copy of the Second Rights Agreement Amendment is attached as Exhibit 99.9 hereto and is incorporated herein by reference.

                    On September 12, 1997, the Company and IHK issued a joint press release announcing, among other things, the execution of the Merger Agreement. A copy of such press release is attached as Exhibit 99.10 hereto and is incorporated herein by reference.

                    The above information is only a brief
          description of certain of the terms of the Merger
          Agreement, the Second Rights Agreement Amendment and the transactions contemplated thereby. Such description does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.8, 99.9 and 99.10 hereto.

          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

          (a)  Financial Statements of the Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits:


          Exhibit No.         Description
          -----------         -----------
          99.8 Agreement and Plan of Merger, dated as of September 12, 1997, among IHK, Merger Sub and the Company.

          99.9 Second Amendment, dated as of September 12, 1997, to the Rights Agreement, dated as of March 31, 1989, as amended as of July 14, 1997, between the Company and Wachovia Bank, N.A., as successor Rights Agent to Citizens and Southern Trust Company (Georgia), N.A.

          99.10          Text of Press Release issued by the
                         Company and IHK on September 12, 1997.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  September 19, 1997

                                        SAVANNAH FOODS &
                                          INDUSTRIES, INC.

                                        By: /s/ Gregory H. Smith
                                           ________________________
                                           Name:  Gregory H. Smith
                                           Title: Senior Vice President,
                                                  Chief Financial
                                                  Officer and Treasurer



                                Exhibit Index


          Exhibit No.         Description
          -----------         -----------
          99.8 Agreement and Plan of Merger, dated as of September 12, 1997, among IHK, Merger Sub and the Company.

          99.9 Second Amendment, dated as of September 12, 1997, to the Rights Agreement, dated as of March 31, 1989, as amended as of July 14, 1997, between the Company and Wachovia Bank, N.A., as successor Rights Agent to Citizens and Southern Trust Company (Georgia), N.A.

          99.10          Text of Press Release issued by the
                         Company and IHK on September 12, 1997.